Exhibit 99.1

YETI Announces CFO Transition

Seasoned Finance and Retail Industry Executive Scott Bomar Appointed Chief Financial Officer; Mike McMullen to Transition After Serving 10 Years at YETI

AUSTIN, Texas, Feb. 19, 2026 – YETI Holdings, Inc. (“YETI”) (NYSE: YETI) today announced that Scott Bomar has been appointed Senior Vice President, Chief Financial Officer and Treasurer, effective February 23, 2026 (the “Effective Date”). Mr. Bomar succeeds Mike McMullen, who will cease to serve as YETI’s Chief Financial Officer as of the Effective Date. Mr. McMullen will serve in an advisory capacity from the Effective Date until May 31, 2026 to facilitate a smooth transition.

Mr. Bomar joins YETI from The Home Depot, Inc. (“Home Depot”), where he served in positions of increasing responsibility over nearly two decades, most recently serving as Senior Vice President of Finance. During his tenure, Mr. Bomar led many aspects of Home Depot’s financial operations, including financial planning and analysis, business unit finance, treasury, and acquisition integration. He has a strong track record of leading data-driven teams and leveraging analytics to inform decision-making, drive performance, and support scalable growth. He has also held operational responsibilities including leading Home Depot’s $5 billion Home Services business unit as well as its retail operations in China. Previously, Mr. Bomar served as Senior Vice President and CFO of Deluxe Corporation (“Deluxe”), where he helped accelerate Deluxe’s transformation and build a talented finance and accounting team.

“We are thrilled to welcome Scott Bomar as YETI’s next CFO,” said Matt Reintjes, President and Chief Executive Officer of YETI. “Scott brings to YETI more than 20 years of financial and operational leadership across global, consumer-focused retail environments, as well as a blend of strategic insight, deep financial acumen and operational rigor, and experience scaling high-growth businesses. Scott’s background aligns well with YETI’s focus on disciplined execution and profitable growth. Across his roles at Home Depot and previously as CFO of Deluxe, he has consistently driven cost management, operating efficiency and margin enhancement while supporting long-term strategic priorities. Throughout his career, Scott has led major financial transformations, strengthened international operations and partnered with leadership teams to drive long-term strategy and value creation. With the momentum in the business and incredible opportunities in front of us, together we will look to capitalize on the meaningful growth ahead for YETI. This includes driving product innovation, expanding our global presence and further penetrating our total addressable market. I look forward to working closely with Scott as we execute on our growth initiatives and position YETI for continued success.”

Mr. Reintjes continued, “On behalf of the entire YETI team, I thank Mike for his decade of service, including his leadership over the last three years as CFO. Mike has been a valued member of our team and played an important role in our transformation, including helping to take the Company public in 2018 and overseeing significant growth and expansion during his tenure. We are grateful that Mike will continue to contribute his guidance and expertise to facilitate a smooth transition, and we wish him the best in his future endeavors.”

"It is an honor to join YETI, a brand I have long admired for its leadership in the outdoor products space and deep connection with consumers," said Mr. Bomar. "The Company is well positioned to build on the momentum underway, supported by the quality and innovation of its products and a scalable global business model. I am excited to join the team and partner with Matt and the broader leadership and finance organization to continue to ensure disciplined execution and drive long-term shareholder value."

“It has been a privilege to lead our exceptional finance function and be a part of the YETI team over the past decade,” said Mr. McMullen. “I joined YETI two years before the Company’s public listing and it has been amazing to see how we have revolutionized the industry with our premium products and brand loyalists. I am confident the finance organization is in good hands with Scott.”

About Scott Bomar

Mr. Bomar joins YETI from Home Depot, a home improvement retailer, where he served as Senior Vice President of Finance since October 2022. In his role, he oversaw planning and execution against Home Depot’s short and long-term financial targets, directing resource allocation and supporting the company’s strategic initiatives. Prior to Home Depot, Mr. Bomar served as Senior Vice President and CFO for Deluxe, a payments and business technology company, and positions of increasing responsibility at Home Depot for the 16 years before that, at one point running Home Depot’s retail operations in China. Mr. Bomar has also held positions with Deloitte and SEI Investments. He received a master’s degree in business administration from Duke University and a bachelor’s degree in industrial engineering from the Georgia Institute of Technology.

About YETI Holdings, Inc.

Headquartered in Austin, Texas, YETI is a global designer, retailer, and distributor of innovative outdoor products. From coolers and drinkware to bags and apparel, YETI products are built to meet the unique and varying needs of diverse outdoor pursuits, whether in the remote wilderness, at the beach, or anywhere life takes you. By consistently delivering high-performing, exceptional products, we have built a strong following of brand loyalists throughout the world, ranging from serious outdoor enthusiasts to individuals who simply value products of uncompromising quality and design. We have an unwavering commitment to outdoor and recreation communities, and we are relentless in our pursuit of building superior products for people to confidently enjoy life outdoors and beyond. For more information, please visit www.YETI.com.

Investor Relations Contact:

Arvind Bhatia, CFA

Investor.relations@yeti.com

Media Contact:

YETI Holdings, Inc. Media Hotline

Media@yeti.com

Forward-Looking Statements

This press release contains ‘‘forward-looking statements’’ within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical or current fact included in this press release are forward-looking statements. For example, these include, but are not limited to, statements made relating to product innovation, global expansion, expanding our addressable market, growth initiatives, long-term shareholder value and future performance or financial results, including those set forth in the quotes from YETI’s President and CEO, constitute forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that are expected and, therefore, you should not unduly rely on such statements. The risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these forward-looking statements include but are not limited to: (i) economic conditions or consumer confidence in future economic conditions; (ii) our ability to maintain and strengthen our brand and generate and maintain ongoing demand for our products; (iii) our ability to successfully design, develop and market new products; (iv) our ability to effectively manage our growth; (v) our ability to expand into additional consumer markets, and our success in doing so; and (vi) the additional risks and uncertainties described in Item 1A Risk Factors in our Annual Report on Form 10-K for the year ended December 28, 2024 and our Quarterly Report on Form 10-Q for the quarter ended September 27, 2025, as such filings may be amended, supplemented or superseded from time to time by other reports YETI files with the SEC, including our Annual Report on Form 10-K for the year ended January 3, 2026 to be filed with the SEC.

These forward-looking statements are made based upon detailed assumptions and reflect management’s current expectations and beliefs. While YETI believes that these assumptions underlying the forward-looking statements are reasonable, YETI cautions that it is very difficult to predict the impact of known factors, and it is impossible for YETI to anticipate all factors that could affect actual results. The forward-looking statements included here are made only as of the date hereof. YETI undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

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